Summary Prospectus Supplement	March 29, 2019

Putnam VT Multi-Asset Absolute Return Fund
Summary Prospectus dated April 30, 2018

Effective March 31, 2019, the section Your fund’s management is replaced in its entirety with the following:

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Robert Schoen, Chief Investment Officer, Global Asset Allocation, portfolio manager of the fund since 2011

James Fetch, Co-Head of Global Asset Allocation, portfolio manager of the fund since 2011

Brett Goldstein, Portfolio Manager, portfolio manager of the fund since 2019

Jason Vaillancourt, Co-Head of Global Asset Allocation, portfolio manager of the fund since 2011

Sub-advisors

Putnam Investments Limited*

The Putnam Advisory Company, LLC*

* Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

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